Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2023 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	141	11,575
Dallas, TX	10,115	—	—	10,115	—	10,115
Tampa, FL	5,220	196	—	5,416	—	5,416
Orlando, FL	5,274	633	—	5,907	—	5,907
Charlotte, NC	5,651	560	—	6,211	—	6,211
Austin, TX	6,829	—	350	7,179	—	7,179
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Houston, TX	4,867	308	—	5,175	—	5,175
Charleston, SC	3,168	—	—	3,168	—	3,168
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Greenville, SC	2,355	—	—	2,355	—	2,355
Richmond, VA	1,732	272	—	2,004	—	2,004
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	812	306	—	1,118	—	1,118
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,022	1,152	—	7,174	114	7,288
Total Multifamily Units	95,285	3,772	350	99,407	255	99,662
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2023			Average Effective	As of June 30, 2023
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2023	Completed Units	Total Units, Including Development
Atlanta, GA	$2,081,746	13.7%	94.2%	$1,849	11,434
Dallas, TX	1,557,312	10.2%	95.4%	1,654	10,115
Charlotte, NC	1,137,376	7.4%	95.6%	1,636	6,211
Orlando, FL	1,021,617	6.8%	95.1%	1,996	5,907
Tampa, FL	998,113	6.6%	95.6%	2,092	5,416
Austin, TX	885,487	5.9%	94.8%	1,632	6,829
Raleigh/Durham, NC	727,913	4.8%	95.2%	1,528	5,350
Houston, TX	691,125	4.6%	95.0%	1,414	5,175
Northern Virginia	571,010	3.8%	96.1%	2,304	1,888
Nashville, TN	556,112	3.7%	95.6%	1,693	4,375
Phoenix, AZ	479,759	3.2%	95.4%	1,758	2,968
Charleston, SC	423,925	2.8%	96.1%	1,718	3,168
Fort Worth, TX	386,914	2.6%	95.3%	1,566	3,687
Jacksonville, FL	307,916	2.0%	95.6%	1,555	3,496
Denver, CO	295,212	2.0%	95.1%	1,959	1,118
Richmond, VA	277,307	1.8%	96.2%	1,579	2,004
Fredericksburg, VA	252,922	1.7%	95.3%	1,797	1,435
Greenville, SC	236,880	1.6%	96.2%	1,313	2,355
Savannah, GA	223,204	1.5%	96.2%	1,654	1,837
Kansas City, MO-KS	191,508	1.3%	96.5%	1,554	1,110
San Antonio, TX	169,861	1.1%	95.3%	1,392	1,504
Birmingham, AL	169,820	1.1%	96.0%	1,371	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	201,125	1.3%	94.0%	1,325	2,754
Florida	187,319	1.2%	96.1%	1,804	1,806
Alabama	172,529	1.1%	95.2%	1,388	1,648
Virginia	160,540	1.1%	95.3%	1,719	1,039
Kentucky	99,194	0.7%	96.2%	1,170	1,308
Maryland	83,121	0.6%	96.7%	2,104	361
Nevada	74,494	0.5%	95.3%	1,588	721
South Carolina	38,682	0.3%	93.4%	1,180	576
Stabilized Communities	$14,660,043	97.0%	95.3%	$1,680	99,057
Atlanta, GA	87,334	0.6%	10.3%	1,996	141	340
Salt Lake City, UT	84,681	0.6%	13.8%	1,783	114	400
Denver, CO	68,382	0.4%	—	—	—	352
Phoenix, AZ	66,466	0.4%	—	—	—	317
Austin, TX	59,726	0.4%	83.7%	1,701	350	350
Tampa, FL	58,071	0.4%	—	—	—	495
Raleigh/Durham, NC	26,541	0.2%	—	—	—	406
Lease-up / Development Communities	$451,201	3.0%	35.2%	$1,785	605	2,660
Total Multifamily Communities	$15,111,244	100.0%	94.6%	$1,681	99,662	101,717
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of June 30, 2023, the gross investment in real estate for this community was $81.4 million and includes a mortgage note payable of $51.9 million. For the six months ended June 30, 2023, this apartment community achieved NOI of $3.9 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of June 30, 2023		Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2023	June 30, 2022	Percent Change
Operating Revenues
Same Store Communities	95,285	$13,895,107	$505,505	$467,805	8.1%
Non-Same Store Communities	3,772	764,936	21,615	20,687
Lease-up/Development Communities	605	451,201	1,759	297
Total Multifamily Portfolio	99,662	$15,111,244	$528,879	$488,789
Commercial Property/Land	—	363,920	6,267	6,251
Total Operating Revenues	99,662	$15,475,164	$535,146	$495,040

Property Operating Expenses
Same Store Communities			$182,070	$169,917	7.2%
Non-Same Store Communities			7,975	8,975
Lease-up/Development Communities			1,657	302
Total Multifamily Portfolio			$191,702	$179,194
Commercial Property/Land			2,631	2,483
Total Property Operating Expenses			$194,333	$181,677

Net Operating Income
Same Store Communities			$323,435	$297,888	8.6%
Non-Same Store Communities			13,640	11,712
Lease-up/Development Communities			102	(5)
Total Multifamily Portfolio			$337,177	$309,595
Commercial Property/Land			3,636	3,768
Total Net Operating Income			$340,813	$313,363	8.8%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2023	June 30, 2022	Percent Change	June 30, 2023	June 30, 2022	Percent Change
Property Taxes	$66,037	$61,085	8.1%	$128,650	$118,786	8.3%
Personnel	38,671	36,735	5.3%	75,834	71,511	6.0%
Utilities	30,995	29,496	5.1%	61,999	58,549	5.9%
Building Repair and Maintenance	25,123	23,056	9.0%	45,753	41,296	10.8%
Office Operations	7,413	6,526	13.6%	14,372	13,306	8.0%
Insurance	6,874	6,196	10.9%	13,762	12,293	11.9%
Marketing	6,957	6,823	2.0%	12,770	12,063	5.9%
Total Property Operating Expenses	$182,070	$169,917	7.2%	$353,140	$327,804	7.7%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Atlanta, GA	11,434	12.6%	94.1%	95.2%	94.5%	95.5%
Dallas, TX	10,115	9.6%	95.5%	95.4%	95.6%	95.5%
Tampa, FL	5,220	7.0%	95.7%	96.0%	95.7%	96.3%
Orlando, FL	5,274	6.6%	95.9%	96.1%	96.0%	96.3%
Charlotte, NC	5,651	6.1%	95.4%	95.7%	95.5%	95.7%
Austin, TX	6,829	6.0%	95.2%	95.3%	95.3%	95.2%
Raleigh/Durham, NC	5,350	5.6%	95.8%	95.4%	95.5%	95.4%
Nashville, TN	4,375	5.0%	95.7%	95.9%	95.5%	95.7%
Houston, TX	4,867	4.1%	95.3%	95.3%	95.6%	95.5%
Charleston, SC	3,168	3.6%	95.8%	95.7%	95.7%	95.8%
Fort Worth, TX	3,687	3.5%	95.8%	95.6%	95.6%	95.7%
Jacksonville, FL	3,496	3.4%	95.8%	96.4%	95.9%	96.6%
Phoenix, AZ	2,623	3.3%	95.7%	95.5%	95.8%	96.0%
Northern Virginia	1,888	2.9%	96.1%	95.7%	96.0%	95.5%
Savannah, GA	1,837	2.1%	96.3%	96.7%	96.1%	96.8%
Greenville, SC	2,355	2.0%	96.3%	96.6%	96.2%	96.3%
Richmond, VA	1,732	1.9%	95.8%	96.1%	95.8%	96.3%
Fredericksburg, VA	1,435	1.8%	96.3%	97.0%	96.2%	96.8%
Memphis, TN	1,811	1.5%	94.6%	94.9%	94.8%	95.3%
Birmingham, AL	1,462	1.3%	96.3%	96.0%	96.0%	95.7%
San Antonio, TX	1,504	1.2%	95.5%	96.5%	95.4%	95.9%
Denver, CO	812	1.1%	95.7%	95.7%	95.4%	96.1%
Kansas City, MO-KS	1,110	1.0%	96.2%	95.4%	95.7%	95.6%
Huntsville, AL	1,228	1.0%	95.2%	95.9%	95.4%	96.0%
Other	6,022	5.8%	96.1%	96.2%	95.7%	96.3%
Total Same Store	95,285	100.0%	95.5%	95.7%	95.5%	95.8%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2023	Q2 2022	% Chg	Q2 2023	Q2 2022	% Chg	Q2 2023	Q2 2022	% Chg	Q2 2023	Q2 2022	% Chg
Atlanta, GA	11,434	$65,018	$61,640	5.5%	$24,350	$22,386	8.8%	$40,668	$39,254	3.6%	$1,849	$1,706	8.4%
Dallas, TX	10,115	52,880	48,456	9.1%	21,794	19,236	13.3%	31,086	29,220	6.4%	1,654	1,510	9.5%
Tampa, FL	5,220	34,250	31,285	9.5%	11,580	10,461	10.7%	22,670	20,824	8.9%	2,095	1,895	10.5%
Orlando, FL	5,274	32,869	29,367	11.9%	11,534	10,124	13.9%	21,335	19,243	10.9%	1,962	1,736	13.0%
Charlotte, NC	5,651	28,812	26,374	9.2%	8,990	8,157	10.2%	19,822	18,217	8.8%	1,632	1,457	12.0%
Austin, TX	6,829	35,565	33,168	7.2%	16,197	15,408	5.1%	19,368	17,760	9.1%	1,619	1,515	6.9%
Raleigh/Durham, NC	5,350	26,329	23,952	9.9%	8,350	8,002	4.3%	17,979	15,950	12.7%	1,528	1,376	11.0%
Nashville, TN	4,375	23,486	21,528	9.1%	7,412	7,460	(0.6)%	16,074	14,068	14.3%	1,693	1,532	10.5%
Houston, TX	4,867	21,992	20,725	6.1%	8,685	9,490	(8.5)%	13,307	11,235	18.4%	1,405	1,320	6.4%
Charleston, SC	3,168	17,247	15,464	11.5%	5,450	5,305	2.7%	11,797	10,159	16.1%	1,718	1,521	13.0%
Fort Worth, TX	3,687	19,149	17,710	8.1%	7,735	7,324	5.6%	11,414	10,386	9.9%	1,566	1,443	8.5%
Jacksonville, FL	3,496	16,740	15,680	6.8%	5,783	5,362	7.9%	10,957	10,318	6.2%	1,555	1,431	8.6%
Phoenix, AZ	2,623	14,513	13,602	6.7%	3,713	3,514	5.7%	10,800	10,088	7.1%	1,747	1,620	7.9%
Northern Virginia	1,888	13,597	12,492	8.8%	4,345	3,814	13.9%	9,252	8,678	6.6%	2,304	2,122	8.6%
Savannah, GA	1,837	9,862	8,990	9.7%	3,201	3,110	2.9%	6,661	5,880	13.3%	1,654	1,463	13.0%
Greenville, SC	2,355	10,367	9,486	9.3%	3,777	3,701	2.1%	6,590	5,785	13.9%	1,313	1,192	10.1%
Richmond, VA	1,732	8,861	8,375	5.8%	2,742	2,664	2.9%	6,119	5,711	7.1%	1,619	1,488	8.8%
Fredericksburg, VA	1,435	8,287	8,040	3.1%	2,311	2,187	5.7%	5,976	5,853	2.1%	1,797	1,714	4.8%
Memphis, TN	1,811	7,876	7,404	6.4%	2,919	2,714	7.6%	4,957	4,690	5.7%	1,352	1,293	4.6%
Birmingham, AL	1,462	6,649	6,281	5.9%	2,572	2,333	10.2%	4,077	3,948	3.3%	1,371	1,280	7.0%
San Antonio, TX	1,504	6,655	6,235	6.7%	2,884	2,839	1.6%	3,771	3,396	11.0%	1,392	1,288	8.0%
Denver, CO	812	5,087	4,726	7.6%	1,631	1,323	23.3%	3,456	3,403	1.6%	1,956	1,829	7.0%
Kansas City, MO-KS	1,110	5,432	5,013	8.4%	2,059	1,834	12.3%	3,373	3,179	6.1%	1,554	1,423	9.2%
Huntsville, AL	1,228	5,368	5,071	5.9%	2,052	1,783	15.1%	3,316	3,288	0.9%	1,311	1,222	7.3%
Other	6,022	28,614	26,741	7.0%	10,004	9,386	6.6%	18,610	17,355	7.2%	1,497	1,386	8.0%
Total Same Store	95,285	$505,505	$467,805	8.1%	$182,070	$169,917	7.2%	$323,435	$297,888	8.6%	$1,673	$1,531	9.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2023	Q1 2023	% Chg	Q2 2023	Q1 2023	% Chg	Q2 2023	Q1 2023	% Chg	Q2 2023	Q1 2023	% Chg
Atlanta, GA	11,434	$65,018	$64,725	0.5%	$24,350	$23,208	4.9%	$40,668	$41,517	(2.0)%	$1,849	$1,832	0.9%
Dallas, TX	10,115	52,880	52,290	1.1%	21,794	20,534	6.1%	31,086	31,756	(2.1)%	1,654	1,642	0.8%
Tampa, FL	5,220	34,250	33,908	1.0%	11,580	11,141	3.9%	22,670	22,767	(0.4)%	2,095	2,075	1.0%
Orlando, FL	5,274	32,869	32,366	1.6%	11,534	10,855	6.3%	21,335	21,511	(0.8)%	1,962	1,941	1.1%
Charlotte, NC	5,651	28,812	28,453	1.3%	8,990	7,907	13.7%	19,822	20,546	(3.5)%	1,632	1,593	2.4%
Austin, TX	6,829	35,565	35,335	0.7%	16,197	14,380	12.6%	19,368	20,955	(7.6)%	1,619	1,623	(0.2)%
Raleigh/Durham, NC	5,350	26,329	25,987	1.3%	8,350	7,580	10.2%	17,979	18,407	(2.3)%	1,528	1,514	0.9%
Nashville, TN	4,375	23,486	23,255	1.0%	7,412	7,345	0.9%	16,074	15,910	1.0%	1,693	1,678	0.9%
Houston, TX	4,867	21,992	21,764	1.0%	8,685	9,576	(9.3)%	13,307	12,188	9.2%	1,405	1,386	1.4%
Charleston, SC	3,168	17,247	16,963	1.7%	5,450	5,121	6.4%	11,797	11,842	(0.4)%	1,718	1,687	1.8%
Fort Worth, TX	3,687	19,149	18,899	1.3%	7,735	6,650	16.3%	11,414	12,249	(6.8)%	1,566	1,556	0.7%
Jacksonville, FL	3,496	16,740	16,563	1.1%	5,783	5,529	4.6%	10,957	11,034	(0.7)%	1,555	1,547	0.5%
Phoenix, AZ	2,623	14,513	14,483	0.2%	3,713	3,470	7.0%	10,800	11,013	(1.9)%	1,747	1,748	(0.0)%
Northern Virginia	1,888	13,597	13,344	1.9%	4,345	4,049	7.3%	9,252	9,295	(0.5)%	2,304	2,269	1.6%
Savannah, GA	1,837	9,862	9,672	2.0%	3,201	3,038	5.4%	6,661	6,634	0.4%	1,654	1,623	1.9%
Greenville, SC	2,355	10,367	10,155	2.1%	3,777	2,721	38.8%	6,590	7,434	(11.4)%	1,313	1,296	1.3%
Richmond, VA	1,732	8,861	8,805	0.6%	2,742	2,789	(1.7)%	6,119	6,016	1.7%	1,619	1,596	1.4%
Fredericksburg, VA	1,435	8,287	8,196	1.1%	2,311	2,345	(1.4)%	5,976	5,851	2.1%	1,797	1,777	1.1%
Memphis, TN	1,811	7,876	7,827	0.6%	2,919	2,752	6.1%	4,957	5,075	(2.3)%	1,352	1,346	0.5%
Birmingham, AL	1,462	6,649	6,593	0.8%	2,572	2,543	1.1%	4,077	4,050	0.7%	1,371	1,356	1.1%
San Antonio, TX	1,504	6,655	6,537	1.8%	2,884	2,828	2.0%	3,771	3,709	1.7%	1,392	1,379	0.9%
Denver, CO	812	5,087	5,036	1.0%	1,631	1,445	12.9%	3,456	3,591	(3.8)%	1,956	1,946	0.5%
Kansas City, MO-KS	1,110	5,432	5,330	1.9%	2,059	1,887	9.1%	3,373	3,443	(2.0)%	1,554	1,522	2.1%
Huntsville, AL	1,228	5,368	5,316	1.0%	2,052	1,733	18.4%	3,316	3,583	(7.5)%	1,311	1,297	1.1%
Other	6,022	28,614	28,208	1.4%	10,004	9,644	3.7%	18,610	18,564	0.2%	1,497	1,484	0.9%
Total Same Store	95,285	$505,505	$500,010	1.1%	$182,070	$171,070	6.4%	$323,435	$328,940	(1.7)%	$1,673	$1,657	1.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF JUNE 30, 2023 AND 2022

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2023	Q2 2022	% Chg	Q2 2023	Q2 2022	% Chg	Q2 2023	Q2 2022	% Chg	Q2 2023	Q2 2022	% Chg
Atlanta, GA	11,434	$129,743	$121,237	7.0%	$47,558	$43,432	9.5%	$82,185	$77,805	5.6%	$1,840	$1,676	9.8%
Dallas, TX	10,115	105,170	95,023	10.7%	42,328	38,333	10.4%	62,842	56,690	10.9%	1,648	1,479	11.4%
Tampa, FL	5,220	68,158	61,215	11.3%	22,721	20,515	10.8%	45,437	40,700	11.6%	2,085	1,847	12.9%
Orlando, FL	5,274	65,235	57,257	13.9%	22,389	19,762	13.3%	42,846	37,495	14.3%	1,951	1,694	15.2%
Charlotte, NC	5,651	57,265	51,953	10.2%	16,897	15,565	8.6%	40,368	36,388	10.9%	1,606	1,429	12.4%
Austin, TX	6,829	70,900	64,949	9.2%	30,577	28,035	9.1%	40,323	36,914	9.2%	1,627	1,482	9.8%
Raleigh/Durham, NC	5,350	52,316	46,859	11.6%	15,930	15,143	5.2%	36,386	31,716	14.7%	1,521	1,351	12.6%
Nashville, TN	4,375	46,741	42,108	11.0%	14,757	14,445	2.2%	31,984	27,663	15.6%	1,686	1,502	12.2%
Houston, TX	4,867	43,756	40,945	6.9%	18,261	17,945	1.8%	25,495	23,000	10.8%	1,396	1,303	7.1%
Charleston, SC	3,168	34,210	30,321	12.8%	10,571	10,255	3.1%	23,639	20,066	17.8%	1,702	1,487	14.5%
Fort Worth, TX	3,687	38,048	34,786	9.4%	14,385	13,625	5.6%	23,663	21,161	11.8%	1,561	1,415	10.3%
Jacksonville, FL	3,496	33,303	30,886	7.8%	11,312	10,305	9.8%	21,991	20,581	6.9%	1,551	1,400	10.8%
Phoenix, AZ	2,623	28,996	26,714	8.5%	7,183	6,807	5.5%	21,813	19,907	9.6%	1,747	1,590	9.9%
Northern Virginia	1,888	26,941	24,664	9.2%	8,394	7,700	9.0%	18,547	16,964	9.3%	2,286	2,095	9.1%
Savannah, GA	1,837	19,534	17,424	12.1%	6,239	6,007	3.9%	13,295	11,417	16.4%	1,639	1,423	15.2%
Greenville, SC	2,355	20,522	18,592	10.4%	6,498	7,003	(7.2)%	14,024	11,589	21.0%	1,305	1,174	11.2%
Richmond, VA	1,732	17,666	16,383	7.8%	5,531	5,314	4.1%	12,135	11,069	9.6%	1,608	1,466	9.6%
Fredericksburg, VA	1,435	16,483	15,730	4.8%	4,656	4,480	3.9%	11,827	11,250	5.1%	1,787	1,693	5.5%
Memphis, TN	1,811	15,703	14,718	6.7%	5,671	5,350	6.0%	10,032	9,368	7.1%	1,349	1,271	6.1%
Birmingham, AL	1,462	13,242	12,291	7.7%	5,115	4,671	9.5%	8,127	7,620	6.7%	1,363	1,257	8.4%
San Antonio, TX	1,504	13,192	12,175	8.4%	5,712	5,337	7.0%	7,480	6,838	9.4%	1,386	1,263	9.7%
Denver, CO	812	10,123	9,386	7.9%	3,076	2,661	15.6%	7,047	6,725	4.8%	1,951	1,803	8.2%
Kansas City, MO-KS	1,110	10,762	9,883	8.9%	3,946	3,599	9.6%	6,816	6,284	8.5%	1,538	1,405	9.5%
Huntsville, AL	1,228	10,684	9,999	6.9%	3,785	3,391	11.6%	6,899	6,608	4.4%	1,304	1,204	8.4%
Other	6,022	56,822	52,630	8.0%	19,648	18,124	8.4%	37,174	34,506	7.7%	1,420	1,297	9.5%
Total Same Store	95,285	$1,005,515	$918,128	9.5%	$353,140	$327,804	7.7%	$652,375	$590,324	10.5%	$1,665	$1,501	10.9%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		June 30, 2023			June 30, 2023				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel West Midtown (2)	Atlanta, GA	340	141	60	$92,300	$87,334	$4,966	2Q21	2Q23	4Q23	3Q24
Novel Daybreak (2)	Salt Lake City, UT	400	114	81	97,500	84,681	12,819	2Q21	2Q23	1Q24	4Q24
Novel Val Vista (2)	Phoenix, AZ	317	—	—	77,200	66,466	10,734	4Q20	3Q23	1Q24	1Q25
MAA Milepost 35	Denver, CO	352	—	—	125,000	68,382	56,618	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh, NC	406	—	—	145,500	26,541	118,959	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	58,071	139,429	4Q22	1Q25	4Q25	4Q26
Total Active		2,310	255	141	$735,000	$391,475	$343,525
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of June 30, 2023
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Windmill Hill	Austin, TX	350	80.9%	59,726	4Q22	4Q23
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Six months ended June 30, 2023
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
3,206	$19,932	$6,217	$106	7.8%	7,000 - 10,000

Supplemental Data S-8

2023 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2023)

Land Acquisition	Market	Acreage	Closing Date
MAA Packing District II	Orlando, FL	6	February 2023

2023 DISPOSITION ACTIVITY (THROUGH JUNE 30, 2023)

Land Dispositions	Market	Acreage	Closing Date
Traditions Commercial Lots	Gulf Shores, AL	21	March 2023

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2023

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,396,393	100.0%	3.4%	7.5
Floating rate debt	—	—	—	—
Total	$4,396,393	100.0%	3.4%	7.5

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,033,091	91.7%	3.4%	5.8
Secured debt	363,302	8.3%	4.4%	25.4
Total	$4,396,393	100.0%	3.4%	7.5

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2023 NOI	Percent of Total
Unencumbered gross assets	$15,141,135	94.8%	$324,197	95.1%
Encumbered gross assets	829,152	5.2%	16,616	4.9%
Total	$15,970,287	100.0%	$340,813	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2023	$349,846	4.2%
2024	399,251	4.0%
2025	401,384	4.2%
2026	297,587	1.2%
2027	596,941	3.7%
2028	396,999	4.2%
2029	558,415	3.7%
2030	297,715	3.1%
2031	445,315	1.8%
2032	—	—
Thereafter	652,940	3.8%
Total	$4,396,393	3.4%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2023 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2023	$—	$349,846	$—	$349,846
2024	—	399,251	—	399,251
2025	—	398,161	3,223	401,384
2026	—	297,587	—	297,587
2027	—	596,941	—	596,941
2028	—	396,999	—	396,999
2029	—	558,415	—	558,415
2030	—	297,715	—	297,715
2031	—	445,315	—	445,315
2032	—	—	—	—
Thereafter	—	292,861	360,079	652,940
Total	$—	$4,033,091	$363,302	$4,396,393
(1)
There were no borrowings outstanding under MAALP’s unsecured commercial paper program as of June 30, 2023. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended June 30, 2023, average daily borrowings outstanding under the commercial paper program were $0.7 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of June 30, 2023. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	27.5%	Yes
Total secured debt to adjusted total assets	40% or less	2.3%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.7x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	365.5%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	19.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.7%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.8x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	18.4%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2023 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Earnings per common share. A reconciliation of expected Earnings per common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Current Range	Current Midpoint
Earnings:
Earnings per common share - diluted	$5.04 to $5.32	$5.18
Core FFO per Share - diluted	$9.00 to $9.28	$9.14
Core AFFO per Share - diluted	$8.08 to $8.36	$8.22

MAA Same Store Portfolio:
Number of units	95,285	95,285
Average physical occupancy	95.4% to 95.6%	95.5%
Property revenue growth	5.50% to 7.00%	6.25%
Effective rent growth	6.75% to 7.75%	7.25%
Property operating expense growth	5.30% to 6.80%	6.05%
NOI growth	5.60% to 7.10%	6.35%
Real estate tax expense growth	5.00% to 6.50%	5.75%

Corporate Expenses: ($ in millions)
Property management expenses	$71.5 to $73.5	$72.5
General and administrative expenses	$55.0 to $57.0	$56.0
Total overhead	$126.5 to $130.5	$128.5
Income tax expense	$4.0 to $5.0	$4.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$175.0 to $225.0	$200.0
Multifamily disposition volume	$75.0 to $125.0	$100.0
Development investment	$200.0 to $300.0	$250.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$12.0 to $13.0	$12.5

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.5 to 120.0 million	119.75 million

RECONCILIATION OF EARNINGS PER COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2023 GUIDANCE

	Full Year 2023 Guidance Range
	Low	High
Earnings per common share - diluted	$5.04	$5.32
Real estate depreciation and amortization	4.64	4.64
Gains on sale of depreciable assets	(0.54)	(0.54)
FFO per Share - diluted	9.14	9.42
Non-Core FFO items (1)	(0.14)	(0.14)
Core FFO per Share - diluted	9.00	9.28
Recurring capital expenditures	(0.92)	(0.92)
Core AFFO per Share - diluted	$8.08	$8.36
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Earnings release & conference call	Late October	Early February	Early May	Late July

Dividend Information - Common Shares:	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
Declaration date	5/17/2022	9/27/2022	12/13/2022	3/21/2023	5/16/2023
Record date	7/15/2022	10/14/2022	1/13/2023	4/14/2023	7/14/2023
Payment date	7/29/2022	10/31/2022	1/31/2023	4/28/2023	7/31/2023
Distributions per share	$1.2500	$1.2500	$1.4000	$1.4000	$1.4000

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12